UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 12, 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

II-VI Incorporated (the “Company”) held its Annual Meeting of Shareholders on November 12, 2019 (the “Annual Meeting”). As of September 10, 2019, the record date for the Annual Meeting (the “Record Date”), there were 64,360,020 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. A total of 55,901,552 shares of the Company’s common stock, or 87% of the total number of shares of the Company’s common stock outstanding on the Record Date, were present in person or by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s shareholders elected Francis J. Kramer, Enrico Digirolamo and Shaker Sadasivam as Class Two Directors to serve until the Company’s 2022 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified (“Proposal 1”). Proposal 1 received the following votes:

Francis J. Kramer

For	Against	Abstain	Broker Non-Votes
46,605,804	1,606,636	27,193	7,661,919

Enrico Digrolamo

For	Against	Abstain	Broker Non-Votes
46,783,525	1,416,925	39,183	7,661,919

Shaker Sadasivam

For	Against	Abstain	Broker Non-Votes
46,702,299	1,499,654	37,680	7,661,919

At the Annual Meeting, the Company’s shareholders approved (on a non-binding advisory basis) the Company’s executive compensation paid to named executive officers in the Company’s fiscal year 2019, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 3, 2019 (“Proposal 2”). Proposal 2 received the following votes:

For	Against	Abstain	Broker Non-Votes
40,459,974	6,993,322	786,337	7,661,919

At the Annual Meeting, the Company’s shareholders ratified the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2020 (“Proposal 3”). Proposal 3 received the following votes:

For	Against	Abstain	Broker Non-Votes
54,919,056	472,886	509,610	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: November 12, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer